Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                            dated June 6, 2003 to the
                  Morgan Stanley Variable Annuity II Prospectus
                                dated May 1, 2003

Effective July 15, 2003

This supplement supplements certain information contained in the prospectus and supersedes any inconsistent information. Please read this supplement carefully and retain it for future reference together with your prospectus.

The purpose of this supplement is to advise you that starting on July 15, 2003, we will close the Putnam Small Cap Value Sub-Account to new purchase payments and newly initiated transfers.

In the footnotes to the "Portfolio Annual Expenses" table on page 10, the following footnote 7 is added:

         Effective July 15, 2003, we will not permit you to allocate new premiums or make transfers to the Putnam VT Small-Cap Value Sub-Account. However, if, as of July 15, 2003, you are enrolled in one of our special services automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions for the Putnam VT Small-Cap Value Sub-Account. If you currently have funds allocated to the Putnam VT Small-Cap Value Sub-Account, you may continue that investment, but you may not make additional premium payments or transfers into the Putnam VT Small-Cap Value Sub-Account. Shares may be redeemed at any time.

Please change all references throughout the prospectus to the availability of "36" investment alternatives to "35" investment alternatives.

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                        Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                                   Supplement
                            dated May 3, 2003 to the
                  Morgan Stanley Variable Annuity 3 Prospectus
                                dated May 1, 2003

The Section entitled "Death of Annuitant" on page 29 of the prospectus is deleted and replaced with the following:

DEATH OF ANNUITANT

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a living person, then the Contract will continue with a new Annuitant as designated by the Contract owner.

If the Annuitant who is not also the Contract owner dies prior to the Payout Start Date and the Contract owner is a non-natural person, the following apply:

       (a) The Contract owner may elect to receive the death benefit in a lump sum; or

       (b) If the Contract owner does not elect the above option, then the Contract owner must receive the Contract Value payable within 5 years of the Annuitant's date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract owner may then exercise all rights as set forth in the Transfers section during this 5 year period.

No additional purchase payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5 year period.

We reserve the right to offer additional options upon Death of Annuitant.

The Contract owner has 60 days from the date the Company receives Due Proof of Death to select an Income Plan without incurring a tax on the entire gain in the Contract. If the Contract owner elects to continue the Contract, they will be taxed on the entire gain in the Contract computed on the date of continuance. We are required to report such gain to the IRS as income to the Contract owner. An additional 10% federal tax penalty may apply if the Contract owner is under age 59 1/2. Any amount included in the Contract owner's gross income as a result of a Contract continuance will increase the investment in the Contract for future distributions.